Summary Prospectus

CCM Community Impact Bond Fund

October 1, 2021

CRA Shares (CRAIX)
Institutional Shares (CRANX)
Retail Shares (CRATX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information and shareholder reports, online at https://www.ccminvests.com/strategies/ccm-community-impact-bond-fund/. You can also get this information at no cost by calling 1-877-272-1977 or from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, dated October 1, 2021, as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the Fund’s Annual Report to shareholders, dated May 31, 2021, are incorporated by reference into this Summary Prospectus.

The CCM Community Impact Bond Fund Summary Prospectus

This Summary Prospectus describes the CRA Shares, Institutional Shares, and Retail Shares of the Fund. The Fund was previously known as “The Community Reinvestment Act Qualified Investment Fund”. The Fund is a series of Community Capital Trust (the “Trust”).

FUND SUMMARY

Investment Objective

The Fund’s investment objective is to provide a high level of current income consistent with the preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

	CRA Shares	Institutional Shares	Retail Shares
Maximum Sales Charge (Load) Imposed on Purchases	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load)	NONE	NONE	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE	NONE	NONE
Redemption Fee	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%	0.30%	0.30%
Distribution (12b-1) Fees	0.25%	None	0.25%
Other Expenses	0.35%	0.15%	0.25%
Total Annual Fund Operating Expenses	0.90%	0.45%	0.80%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in CRA Shares, Institutional Shares, and Retail Shares of the Fund for the time periods indicated and then redeem all your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
CRA Shares	$92	$287	$498	$1,108
Institutional Shares	$46	$144	$252	$567
Retail Shares	$82	$255	$444	$990

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategy

The Fund will invest, under normal circumstances, at least 80% of its net assets in bonds, which include debt securities and other debt instruments. The Fund will invest primarily in securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”) and a significant amount of its assets will be invested in single-family, multi-family and economic development loan-backed securities. As a result, the Fund will invest a significant amount of its assets in securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), and Government National Mortgage Association (“Ginnie Mae”). The Fund may also invest in certain securities issued by the Small Business Administration.

The Fund may invest a significant amount of its assets in taxable and tax-exempt municipal bonds that finance community projects whose primary purpose, in the Adviser’s view, is a positive impact to the community in which the project is located. The Fund may also invest in asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. In addition, the Fund may invest in investment grade corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments).

The Adviser considers certain of the Fund’s investments to meet community, sustainable and impactful investment criteria, including investments that invest in specific geographic regions or meet the following targeted impact themes: affordable health and rehabilitative care; affordable housing; arts, culture and the creative economy; disaster recovery, resilience and remediation; economic inclusion; education and childcare; enterprise development and jobs; environmental sustainability; gender lens; healthy communities; human empowerment; minority advancement; neighborhood revitalization; poverty alleviation; rural community development; seniors and the disabled; sustainable

The CCM Community Impact Bond Fund Summary Prospectus

agriculture; and transit-oriented development (each, an “Impact Theme” and collectively, “Impact Themes”). The Adviser researches the use of proceeds of each bond invested in by the Fund utilizing both quantitative metrics and qualitative details to measure the impact achieved. The Adviser takes into account both impact investing and the Fund’s returns. See “CRA Qualifying Investments Strategy Risk” and “Impact Investing Risk” below for additional information.

The Fund will invest primarily (at least 51% of its net assets) in debt securities and other debt instruments that the Fund’s investment advisor believes will be deemed to be qualified under the Community Reinvestment Act of 1977 (“CRA”), so that financial institutions that are subject to the CRA may receive investment test or similar consideration/credit under the CRA with respect to shares of the Fund held by them. The CRA is intended to encourage depository institutions to help meet credit needs of their entire communities, including low- and moderate-income neighborhoods, and CRA regulators encourage financial institutions to make sustainable, responsible and impactful investments. Such financial institutions are considered Fund investors subject to the CRA. The Fund will provide shareholders at least 60 days’ notice prior to a change in this policy. Not all of the investors in the Fund are subject to CRA requirements but may be seeking exposure to specific geographic regions or Impact Themes. Investors that are not subject to CRA requirements do not receive CRA credit for their investments.

The Fund will invest primarily in (1) U.S. Government Securities and (2) other securities that have a rating at the time of purchase in the highest category assigned by a nationally recognized statistical rating organization (“Rating Agency”), for example AAA by S&P Global Ratings and/or Aaa by Moody’s Investors Service, Inc., or which are deemed by the Fund’s investment adviser to be of comparable quality to securities so rated, or which are credit-enhanced by one or more entities with one of the above credit ratings.

The Fund may invest up to 40% of its net assets in investment grade securities that are rated in the second or third highest rating categories by at least one Rating Agency at the time of purchase, or which are deemed by the Fund’s investment adviser to be of comparable quality to securities so rated, or which are credit-enhanced by one or more entities with one of the above credit ratings. U.S. Government Securities are not subject to the foregoing 40% limitation.

Principal Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is intended for investors who can accept the risks involved with its investments, such as credit risk and market risk, and who can accept the fact that there will be principal fluctuation. Of course, there can be no assurance that the Fund will achieve its objective. You may lose money by investing in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

Fixed Income Risk: The market value of the Fund’s fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and increase in value if interest rates fall. Normally, the longer the maturity or duration of the fixed-income securities the Fund owns, the more sensitive the value of the Fund’s shares will be to changes in interest rates.

Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Interest rates in the U.S. are currently at historically low levels. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a decline in the Fund’s share price. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and the Fund’s share price. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Fund’s investment advisor.

Prepayment Risk: Prepayment risk is the risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates. Prepayment impacts both the interest rate sensitivity of the underlying asset, such as an asset-backed or mortgage-backed security, and its cash flow projections. Therefore, prepayment risk may make it difficult to calculate the average duration of the Fund’s asset- or mortgage-backed securities which in turn would make it difficult to assess the interest rate risk of the Fund.

CRA-Qualifying Investments Strategy Risk: The Fund’s investment advisor believes that certain of the Fund’s investments will be deemed qualified investments under the CRA and will cause financial institutions to receive CRA consideration with respect to shares of the Fund owned by them. The Fund’s goal of holding debt securities and other debt instruments that will allow shares of the Fund to be deemed qualified under the CRA will cause the Fund’s investment advisor to take this factor into account in determining which debt securities or other debt instruments the Fund will purchase and sell. Accordingly, portfolio decisions will not be exclusively based on the investment characteristics of the securities or instruments, which may or may not have an adverse effect on the Fund’s investment performance. For example, the Fund may hold short-term investments that produce relatively low yields pending the selection of long-term investments believed to be CRA-qualified. In addition, the Fund may sell investments for CRA purposes at times when such sales may not be desirable for investment purposes. Such sales could occur, for example, if a financial institution redeems its shares of the Fund, or if investments that have been explicitly earmarked for CRA-qualifying purposes to specific financial institution shareholders are ultimately determined not to be, or to have ceased to be, CRA-qualifying.

Asset-Backed Securities Risk: Asset-backed securities represent interests in pools of assets such as mortgages, commercial or consumer loans, or receivables and other financial assets. Asset-backed securities are subject to credit, interest rate, prepayment, extension, valuation and liquidity risk. These

The CCM Community Impact Bond Fund Summary Prospectus

securities, in most cases, are not backed by the full faith and credit of the U.S. government and are subject to the risk of default on the underlying asset or loan, particularly during periods of economic downturn. Those asset-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities.

Corporate Debt Securities Risk: Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. As with all debt securities, the market value of a corporate debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

Counterparty Risk: Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security.

Credit Risk: The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or private entities.

Extension Risk: Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will suffer from the inability to invest in higher yielding securities.

Impact Investing Risk: The Fund intends to invest its assets in bonds that fall under the definition of one or more of its impact themes. The Fund’s results may be lower than other funds that do not seek to invest in bonds that may be considered community, sustainable and impactful investments. Successful application of the Fund’s impact investing strategy will depend on its portfolio managers’ ability to identify and analyze a bond’s use of proceeds, and there can be no assurance that that the strategy or techniques employed will be successful. Further, investors may differ in their views of what constitutes an impactful investment. As a result, the Fund may invest in bonds that do not reflect the beliefs and values of any particular investor.

Investment-Grade Debt Securities Risk: Investment-grade debt securities may be downgraded by a NRSRO to below-investment-grade status, which would increase the risk of holding these securities. Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities with higher credit ratings. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and may share certain speculative characteristics with non-investment-grade securities.

Large Shareholder Transaction Risk: The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly and unexpectedly, may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (NAV) and liquidity. Such sales may also accelerate the realization of taxable income to shareholders if these sales result in gains, and may also increase transaction costs. Similarly, large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

LIBOR Risk: In July of 2017, the head of the UK Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing SOFR that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. For example, current information technology systems may be unable to accommodate new instruments and rates with features that differ from LIBOR. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

The CCM Community Impact Bond Fund Summary Prospectus

Market Risk: All mutual funds are affected by changes in the economy and swings in investment markets. You could lose money if the Fund’s investments fall in value.

Mortgage-Backed Securities Risk: Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage re-financings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average duration of the Fund’s mortgage-backed securities and, therefore, to fully assess the interest rate risk of the Fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund.

Municipal Securities Risk: Municipal securities risk is the risk that municipal securities may be subject to credit/default risk, interest rate risk, liquidity risk and certain additional risks. The Fund may be more sensitive to adverse economic, business, political or public health developments if it invests its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices.

U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury.

Performance Information

The following bar chart illustrates the performance of the Fund’s Institutional Shares. The information shows the Fund’s performance from year to year and provides an indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, the Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund’s performance would be reduced. Updated performance information may be obtained at ccminvests.com or 1-877-272-1977.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31, 2020*

*

The returns in the bar chart are for Institutional Shares. CRA Shares and Retail Shares would have substantially similar annual returns because each class of shares would have invested in the same portfolio of securities, and the annual returns would differ only to the extent that the classes have different expenses.

Best Quarter:	Q3	9/30/2011	3.45%
Worst Quarter:	Q2	6/30/2013	-2.64%

Year to date total return for the six months ended June 30, 2021 was -0.53%.

AVERAGE ANNUAL TOTAL RETURNS

The table compares the Fund’s CRA Shares, Institutional Shares, and Retail Shares average annual total returns for the periods ended December 31, 2020 to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Past performance (before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.

The CCM Community Impact Bond Fund Summary Prospectus

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/20*

	One Year	Five Years	Ten Years
CRA Shares
Returns Before Taxes	3.99%	2.44%	2.53%
Returns After Taxes on Distributions	3.24%	1.53%	1.56%
Returns After Taxes on Distributions and Sale of Fund Shares	2.36%	1.46%	1.54%
Institutional Shares
Returns Before Taxes	4.37%	2.89%	2.98%
Retail Shares
Returns Before Taxes	4.10%	2.55%	2.62%
Bloomberg Intermediate U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	5.60%	3.46%	3.10%

*	The Fund changed its investment objective and strategy effective May 1, 2021. Performance information for periods prior to May 1, 2021 does not reflect the current investment strategy.

Investment Advisor and Portfolio Managers

Community Capital Management, LLC (the “Advisor”), serves as the investment advisor to the Fund. Elliot Gilfarb, CFA, Head of Fixed Income of the Advisor, and Andy Kaufman, Chief Investment Officer of the Advisor, each serve as a Senior Portfolio Manager of the Fund. Julie Egan, Director of Municipal Research, serves as a Portfolio Manager of the Fund. Mr. Gilfarb has been a Portfolio Manager of the Fund since 2012, Mr. Kaufman has been a Portfolio Manager of the Fund since 2015 and Ms. Egan has been a Portfolio Manager of the Fund since 2009.

Purchase, Sale and Exchange of Fund Shares

CRA Shares of the Fund are available for purchase by financial institutions seeking positive CRA consideration with respect to shares of the Fund owned by them.

Institutional Shares of the Fund are available for purchase by (1) corporations, partnerships, business trusts, pension and retirement plans, and other institutions and organizations acting on their own behalf or on behalf of customers or other beneficial owners, (2) the Trustees and officers of the Trust, and (3) directors, officers and employees of the Advisor. Institutional Shares of the Fund are not an appropriate investment for financial institutions seeking positive CRA consideration with respect to shares of the Fund owned by them but may be appropriate for investors seeking exposure to Impact Themes or specific geographic region(s).

Retail Shares of the Fund are available for purchase by individuals purchasing shares on their own behalf directly from the Fund or through financial advisers.

If you are considering investing in Shares of the Fund, contact the Fund’s transfer agent toll-free at 1-888-272-0007. The transfer agent will provide information concerning your investment options and can provide all materials and procedures required to open an account. New accounts can be opened directly with the Fund by wire transfer, by check purchase or through an exchange of securities. These options are also available to existing shareholders. You also may purchase CRA Shares through certain financial intermediaries (each such institution is a “Shareholder Servicing Agent”). Retail Shares may also be purchased through your financial adviser.

The minimum initial investment for Shares of the Fund is as follows: $500,000 for CRA Shares, $100,000 for Institutional Shares, and $2,500 for Retail Shares. The Fund reserves the right to waive this minimum initial investment for any purchase. There is no minimum requirement for subsequent purchases.

You may sell (redeem) your Shares on any day when both the New York Stock Exchange and the Fund’s custodian are open for business (“Business Day”). Redemption requests may be in writing and sent to the CCM Community Impact Bond Fund, P.O. Box 588, Portland, ME 04112, or by telephone at 1-888-272-0007.

You may also sell (redeem) your CRA Shares through your Shareholder Servicing Agent.

Non-bank holders of CRA Shares of the Fund may exchange their CRA Shares for Institutional or Retail Shares of the Fund. The CRA Shares being exchanged must have a value of at least $100,000 or $2,500, respectively, although the Fund reserves the right to waive this minimum for any exchange. Non-bank investors who purchased their CRA Shares directly from the Fund should call the Fund’s transfer agent at 1-888-272-0007 for information on exchanging their CRA Shares. Non-bank investors who purchased their CRA Shares through a Shareholder Servicing Agent should contact their Shareholder Servicing Agent for information on exchanging their CRA Shares.

Holders of Institutional Shares of the Fund may exchange their Institutional Shares for Retail Shares of the Fund. Holders of Retail Shares of the Fund may exchange their Retail Shares for Institutional Shares of the Fund. The Institutional Shares being exchanged must have a value of at least $2,500, and the Retail Shares being exchanged must have a value of at least $100,000, although the Fund reserves the right to waive this minimum for any exchange. Investors who purchased their Institutional Shares or Retail Shares directly from the Fund should call the Fund’s transfer agent at 1-888-272-0007 for information on exchanging their Shares. Investors who purchased their Institutional Shares or Retail Shares through a financial intermediary or a financial adviser should contact their financial intermediary or financial adviser for information on exchanging their Shares.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred arrangements.

The CCM Community Impact Bond Fund Summary Prospectus

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.